                                                                   EXHIBIT 10.14

                           THE ADVISORY BOARD COMPANY
                                 TERM SHEET FOR
                  2001 STOCK-BASED INCENTIVE COMPENSATION PLAN

FOR GOOD AND VALUABLE CONSIDERATION, The Advisory Board Company, a Maryland corporation (the "Company"), hereby grants to Optionee named below the incentive stock option (the "Option") to purchase any part or all of the number of shares of its $0.01 par value Class B Non-Voting Common Stock (the "Common Stock") that are covered by this Option, as specified below, at the Exercise Price per share specified below and upon the terms and subject to the conditions set forth in this Term Sheet, the Plan specified below (the "Plan") and the Standard Terms and Conditions (the "Standard Terms and Conditions") promulgated under such Plan, each as amended from time to time. This Option is granted pursuant to the Plan and is subject to and qualified in its entirety by the Standard Terms and Conditions.


----------------------------------------------------------------------------------------------
                                       This Option is granted pursuant to the Company's 2001
                                       Stock-Based Incentive Compensation Plan, attached
The Plan:                              hereto as Exhibit A.
----------------------------------------------------------------------------------------------

Name of Optionee:
----------------------------------------------------------------------------------------------
Social Security Number:
----------------------------------------------------------------------------------------------
Grant Date:
----------------------------------------------------------------------------------------------
Number of Shares of Common
Stock covered by Option:
----------------------------------------------------------------------------------------------
Exercise Price Per Share:             $
----------------------------------------------------------------------------------------------
Expiration Date:
----------------------------------------------------------------------------------------------
Vesting Schedule:

                                       ----------------, subject to the Standard Terms and
                                       Conditions, attached hereto as Exhibit B.
----------------------------------------------------------------------------------------------

This Option is intended to qualify as an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended. By accepting this Term Sheet, Optionee acknowledges that he or she has received and read, and agrees that this Option shall be subject to, the terms of this Term Sheet, the Plan and the Standard Terms and Conditions.

THE ADVISORY BOARD COMPANY          THE OPTIONEE


By:
    -------------------------       -------------------------------------------
Name:                               Name:
Title:                              Address:

                           THE ADVISORY BOARD COMPANY
                                 TERM SHEET FOR
                  2001 STOCK-BASED INCENTIVE COMPENSATION PLAN

FOR GOOD AND VALUABLE CONSIDERATION, The Advisory Board Company, a Maryland corporation (the "Company"), hereby grants to Optionee named below the non-qualified stock option (the "Option") to purchase any part or all of the number of shares of its $0.01 par value Class B Nonvoting Common Stock (the "Common Stock") that are covered by this Option, as specified below, at the Exercise Price per share specified below and upon the terms and subject to the conditions set forth in this Term Sheet, the Plan specified below (the "Plan") and the Standard Terms and Conditions (the "Standard Terms and Conditions") promulgated under such Plan, each as amended from time to time. This Option is granted pursuant to the Plan and is subject to and qualified in its entirety by the Standard Terms and Conditions.


----------------------------------------------------------------------------------------------
The Plan:                              This Option is granted pursuant to the Company's 2001
                                       Stock-Based Incentive Compensation Plan, attached
                                       hereto as Exhibit A.
----------------------------------------------------------------------------------------------
Name of Optionee:
----------------------------------------------------------------------------------------------
Social Security Number:
----------------------------------------------------------------------------------------------
Grant Date:
----------------------------------------------------------------------------------------------
Number of Shares of Common
Stock covered by Option:
----------------------------------------------------------------------------------------------
Exercise Price Per Share:             $
----------------------------------------------------------------------------------------------
Expiration Date:
----------------------------------------------------------------------------------------------
Vesting Schedule:                    ----------, subject to the Standard Terms
                                     and Conditions, attached hereto as Exhibit B.
----------------------------------------------------------------------------------------------


This Option is not intended to qualify as an incentive stock option under
Section 422 of the Internal Revenue Code of 1986, as amended. By accepting this Term Sheet, Optionee acknowledges that he or she has received and read, and agrees that this Option shall be subject to, the terms of this Term Sheet, the Plan and the Standard Terms and Conditions.

THE ADVISORY BOARD COMPANY          THE OPTIONEE


By:
    --------------------------      -------------------------------------------
Name:                               Name:
Title:                              Address:

                         THE ADVISORY BOARD COMPANY
                      STANDARD TERMS AND CONDITIONS FOR
              2001 STOCK-BASED INCENTIVE COMPENSATION PLAN NON-
                              QUALIFIED OPTIONS

1.      TERMS OF OPTION

        THE ADVISORY BOARD COMPANY, a Maryland corporation (the "Company"), has granted to the Optionee named in the Term Sheet provided to said Optionee herewith (the "Term Sheet") a non-qualified stock option (the "Option") to purchase any part or all of the number of shares of the Company's Common Stock, $0.01 par value per share (the "Common Stock"), set forth in Term Sheet, at the purchase price per share and upon the other terms and subject to the conditions set forth in the Term Sheet, these Standard Terms and Conditions (as amended from time to time), and the Plan specified in the Term Sheet (the "Plan"). For purposes of these Standard Terms and Conditions and the Term Sheet, any reference to the Company shall include a reference to any Subsidiary, as such term is defined in the Plan.

2.      NON-QUALIFIED STOCK OPTION

        The Option is not intended to be an incentive stock Option under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and will be interpreted accordingly.

3.      EXERCISE OF OPTION

        The exercise price (the "Exercise Price") of the Option is set forth in the Term Sheet. To the extent not previously exercised, and subject to termination or acceleration as provided in these Standard Terms and Conditions and the Plan, the Option shall be exercisable to the extent it becomes vested, as described in the Term Sheet, to purchase up to that number of shares of Common Stock as set forth in the Term Sheet.

        To exercise the Option (or any part thereof), Optionee shall deliver a "Notice of Exercise" to the Company specifying the number of whole shares of Common Stock Optionee wishes to purchase and how Optionee's shares of Common Stock should be registered (in Optionee's name only or in Optionee's and Optionee's spouse's names as community property or as joint tenants with right of survivorship).

        The Company shall not be obligated to issue any shares of Common Stock until Optionee shall have paid the total Exercise Price for that number of shares of Common Stock. The Exercise Price may be paid:

        A.      in cash,

        B. by payment under an arrangement with a broker where payment is made pursuant to an irrevocable commitment by a broker to deliver all or part of the proceeds from the sale of the Option shares to the Company,

        C. by tendering (either physically or by attestation) shares of Common Stock owned by the Optionee and having a fair market value on the date of exercise equal to the Exercise Price but only if such will not result in an accounting charge to the Company, or

        D. by any combination of the foregoing or in such other form(s) of consideration as the Administrator (as defined in the Plan) in its discretion shall specify.

        Fractional shares may not be exercised. Shares of Common Stock will be issued as soon as practical after exercise. Notwithstanding the above, the Company shall not be obligated to deliver any shares of Common Stock during any period when the Company determines that the exercisability of the Option or the delivery of shares hereunder would violate any federal, state or other applicable laws.

4.      EXPIRATION OF OPTION

        Except as provided in this Section 4, the Option shall expire and cease to be exercisable as of the Expiration Date set forth in the Term Sheet.

        A. Upon the date of a termination of the Optionee's employment as a result of the death of the Optionee, and except as otherwise provided under paragraph (C) of this Section 4, (i) any part of the Option that is unexercisable as of such termination date shall remain unexercisable and shall terminate as of such date, and (ii) any part of the Option that is exercisable as of the date of death shall be exercisable by the Optionee's estate, heir or beneficiary at any time during the twelve (12) months following the date of death and shall terminate at the end of such twelve (12) month period.

        B. Upon the date of a termination of the Optionee's employment with the Company for any reason other than the death of the Optionee, and except as otherwise provided under paragraph (C) of this Section 4, (i) any part of the Option that is unexercisable as of such termination date shall remain unexercisable and shall terminate as of such date, and (ii) any part of the Option that is exercisable as of such termination date shall expire the earlier of ninety (90) days following such date or the Expiration Date of the Option.

        C. If, within one year after a Change of Control (as defined in Section 12 hereof) of the Company, the Optionee's employment with the Company is terminated for any reason other than for Cause (as defined in Section 12 hereof) or voluntary resignation by the Optionee, the Option shall become exercisable in its entirety upon the date of such termination and shall expire twelve (12) months after the date of such termination.

5.      RESTRICTIONS ON RESALES OF OPTION SHARES

        The Company may impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any resales by the Optionee or other subsequent transfers by the Optionee of any shares of Common Stock issued as a result of the exercise of the Option, including without limitation (a) restrictions under an insider trading policy, (b) restrictions designed to delay and/or coordinate the timing and manner of sales by Optionee and other optionholders and (c) restrictions as to the use of a specified brokerage firm for such resales or other transfers.

6.      INCOME TAXES

        To the extent required by applicable federal, state, local or foreign law, the Optionee shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise by reason of an Option exercise or disposition of shares issued as a result of an Option exercise. The Company shall not be required to issue shares or to recognize the disposition of such shares until such obligations are satisfied.

7.      NON-TRANSFERABILITY OF OPTION

        Unless otherwise provided by the Administrator, Optionee may not assign or transfer the Option to anyone other than by will or the laws of descent and distribution and the Option shall be exercisable only by Optionee during his or her lifetime. The Company may cancel Optionee's Option if Optionee attempts to assign or transfer it in a manner inconsistent with this Section 7.

8.      THE PLAN AND OTHER AGREEMENTS

        The provisions of the Plan are incorporated into these Standard Terms and Conditions by this reference. In the event of a conflict between the terms and conditions of these Standard Terms and Conditions and the Plan, the Plan controls. Certain capitalized terms not otherwise defined herein are defined in the Plan.

        The Term Sheet, these Standard Terms and Conditions and the Plan constitute the entire understanding between Optionee and the Company regarding the Option. Any prior agreements, commitments or negotiations concerning the Option are superseded.

9.      LIMITATION OF INTEREST IN SHARES SUBJECT TO OPTION

        Neither Optionee (individually or as a member of a group) nor any beneficiary or other person claiming under or through Optionee shall have any right, title, interest, or privilege in or to any shares of Common Stock allocated or reserved for the purpose of the Plan or subject to the Term Sheet or these Standard Terms and Conditions except as to such shares of Common Stock, if any, as shall have been issued to such person upon exercise of the Option or any part of it. Nothing in the Plan, in the Term Sheet, these Standard Terms and Conditions or any other instrument executed pursuant to the Plan shall confer upon the Optionee any right to continue in the Company's employ or service nor limit in any way the Company's right to terminate the Optionee's employment at any time for any reason.

10.     NO LIABILITY OF COMPANY

        The Company and any affiliate which is in existence or hereafter comes into existence shall not be liable to the Optionee or any other person as to: (a) the non-issuance or sale of shares of Common Stock as to which the Company has been unable to obtain from any regulatory body having jurisdiction the authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any shares hereunder; and
        (b) any tax consequence expected, but not realized, by the Optionee or other person due to the receipt, exercise or settlement of any Option granted hereunder.

11.     NOTICES

        All notices, requests, demands and other communications pursuant to these Standard Terms and Conditions shall be in writing and shall be deemed to have been duly given if personally delivered, telexed or telecopied to, or, if mailed, when received by, the other party at the following addresses (or at such other address as shall be given in writing by either party to the other):

        If to the Company to:

        The Advisory Board Company
        600 New Hampshire Avenue, N.W.
        Washington, D.C.  20037
        Attention:  Administrator of 2001 Stock-Based Incentive Compensation
                    Plan

        If to the Optionee, to the address set forth below the Optionee's signature on the Term Sheet.

12.     GENERAL

        In the event that any provision of these Standard Terms and Conditions is declared to be illegal, invalid or otherwise unenforceable by a court of competent jurisdiction, such provision shall be reformed, if possible, to the extent necessary to render it legal, valid and enforceable, or otherwise deleted, and the remainder of these Standard Terms and Conditions shall not be affected except to the extent necessary to reform or delete such illegal, invalid or unenforceable provision.

        The headings preceding the text of the sections hereof are inserted solely for convenience of reference, and shall not constitute a part of these Standard Terms and Conditions, nor shall they affect its meaning, construction or effect.

        These Standard Terms and Conditions shall inure to the benefit of and be binding upon the parties hereto and their respective permitted heirs, beneficiaries, successors and assigns.

13.     DEFINITIONS

        For purposes of this Agreement, the terms set forth below shall have the following meanings:

        A. "Cause" means the commission of an act of fraud or theft against the Company; conviction for any felony; conviction for any misdemeanor involving moral turpitude which might, in the Company's opinion, cause embarrassment to the Company; significant violation of any material Company policy; willful or repeated non-performance or substandard performance of material duties which is not cured within thirty (30) days after written notice thereof to the Optionee; or violation of any material District of Columbia, state or federal laws, rules or regulations in connection with or during performance of the Optionee's work which, if such violation is curable, is not cured within thirty
        (30) days after notice thereof to the Optionee.

        B.      "Change of Control" means any of the following:

                1. the "acquisition" by a "person" or "group" (as those terms are used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules promulgated thereunder), other than by Permitted Holders, of beneficial ownership (as defined in Exchange Act Rule 13d-3) directly or indirectly, of any securities of the Company or any successor of the Company immediately after which such person or group owns securities representing 50% or more of the combined voting power of the Company or any successor of the Company;

                2. approval by the stockholders of the Company of any merger, consolidation or reorganization involving the Company, unless either (A) the stockholders of the Company immediately before such merger, consolidation or reorganization own, directly or indirectly immediately following such merger, consolidation or reorganization, at least 60% of the combined voting power of the company(ies) resulting from such merger, consolidation or reorganization in substantially the same proportion as their ownership immediately before such merger, consolidation or reorganization, or (B) the stockholders of the Company immediately after such merger, consolidation or reorganization include Permitted Holders;

                3. approval by the stockholders of the Company of a transfer of 50% or more of the assets of the Company or a transfer of assets that during the current or either of the prior two fiscal years accounted for more than 50% of the

                Company's revenues or income, unless the person to which such transfer is made is either (A) a Subsidiary of the Company, (B) wholly owned by all of the stockholders of the Company, or (C) wholly owned by Permitted Holders; or

        4. approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

C.      "Permitted Holders" means:

        1.      the Company,

        2.      any Subsidiary,

        3.      any employee benefit plan of the Company or any Subsidiary, and

        4. any group which includes or any person who is wholly or partially owned by a majority of the individuals who immediately prior to such acquisition of securities or stockholder approval under Sections A(i), A(iii) or A(iv) are executive officers (as defined in Exchange Act Rule 3b-7) of the Company or any successor of the Company; provided that immediately prior to and for six months following such acquisition of securities or stockholder approval such executive officers of the Company are beneficial owners (as defined in Exchange Act Rule 16a-1(a)(2)) of the common stock of the Company or any successor of the Company; and provided further that such executive officers' employment is not terminated by the Company or any successor of the Company (other than as a result of death or disability) during the six months following such acquisition of securities or stockholder approval. A Change of Control shall be deemed to have occurred on any date within six months following an acquisition of securities or stockholder approval under Sections A(i), A(iii) or A(iv) on which any of the conditions set forth in this clause (iv) cease to be satisfied.

D. "Subsidiary" means any corporation in which the Company owns, directly or indirectly, stock possessing 50% or more of the total combined voting power of all classes of stock in such corporation.

                         THE ADVISORY BOARD COMPANY
                      STANDARD TERMS AND CONDITIONS FOR
    2001 STOCK-BASED INCENTIVE COMPENSATION PLAN QUALIFIED STOCK OPTIONS

1.      TERMS OF OPTION

        THE ADVISORY BOARD COMPANY, a Maryland corporation (the "Company"), has granted to the Optionee named in the Term Sheet provided to said Optionee herewith (the "Term Sheet") an incentive stock option (the "Option") to purchase any part or all of the number of shares of the Company's Common Stock, $0.01 par value per share (the "Common Stock"), set forth in Term Sheet, at the purchase price per share and upon the other terms and subject to the conditions set forth in the Term Sheet, these Standard Terms and Conditions (as amended from time to time), and the Plan specified in the Term Sheet (the "Plan"). For purposes of these Standard Terms and Conditions and the Term Sheet, any reference to the Company shall include a reference to any Subsidiary, as such term is defined in the Plan.

2.      EXERCISE OF OPTION

        The exercise price (the "Exercise Price") of the Option is set forth in the Term Sheet. To the extent not previously exercised, and subject to termination or acceleration as provided in these Standard Terms and Conditions and the Plan, the Option shall be exercisable on and after the date and to the extent it becomes vested, as described in the Term Sheet, to purchase up to that number of shares of Common Stock as set forth in the Term Sheet.

        To exercise the Option (or any part thereof), the Optionee shall deliver a "Notice of Exercise" to the Company specifying the number of whole shares of Common Stock the Optionee wishes to purchase and how the Optionee's shares of Common Stock should be registered (in the Optionee's name only or in the Optionee's and the Optionee's spouse's names as community property or as joint tenants with right of survivorship).

        The Company shall not be obligated to issue any shares of Common Stock until the Optionee shall have paid the total Exercise Price for that number of shares of Common Stock. The Exercise Price may be paid:

        A.      in cash,

        B. by payment under an arrangement with a broker where payment is made pursuant to an irrevocable commitment by a broker to deliver all or part of the proceeds from the sale of the Option shares to the Company,

        C. by tendering (either physically or by attestation) shares of Common Stock owned by the Optionee and having a fair market value on the date of exercise equal to the Exercise Price but only if such will not result in an accounting charge to the Company, or

        D. by any combination of the foregoing or in such other form(s) of consideration as the Administrator (as defined in the Plan) in its discretion shall specify.

        Fractional shares may not be exercised. Shares of Common Stock will be issued as soon as practical after exercise. Notwithstanding the above, the Company shall not be obligated to deliver any shares of Common Stock during any period when the Company determines that the exercisability of the Option or the delivery of shares hereunder would violate any federal, state or other applicable laws.

3.      EXPIRATION OF OPTION

        Except as provided in this Section 3, the Option shall expire and cease to be exercisable as of the Expiration Date set forth in the Term Sheet.

        A. Upon the date of a termination of the Optionee's employment as a result of the death of the Optionee, and except as otherwise provided under paragraph (c) of this Section 3, (i) any part of the Option that is unexercisable as of such termination date shall remain unexercisable and shall terminate as of such date, and (ii) any part of the Option that is exercisable as of the date of death shall be exercisable by the Optionee's estate, heir or beneficiary at any time during the twelve (12) months following the date of death and shall terminate at the end of such twelve (12) month period.

        B. Upon the date of a termination of the Optionee's employment with the Company for any reason other than the death of the Optionee, and except as otherwise provided under paragraph (c) of this Section 3, (i) any part of the Option that is unexercisable as of such termination date shall remain unexercisable and shall terminate as of such date, and (ii) any part of the Option that is exercisable as of such termination date shall expire the earlier of ninety (90) days following such date or the Expiration Date of the Option.

        C. If, within one year after a Change of Control (as defined in Section 11 hereof) of the Company, the Optionee's employment with the Company is terminated for any reason other than for Cause (as defined in Section 11 hereof) or voluntary resignation by the Optionee, the Option shall become exercisable in its entirety upon the date of such termination and shall expire twelve (12) months after the date of such termination.

4.      RESTRICTIONS ON RESALES OF OPTION SHARES

        The Company may impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any resales by the Optionee or other subsequent transfers by the Optionee of any shares of Common Stock issued as a result of the exercise of the Option, including without limitation (a) restrictions under an insider trading policy, (b) restrictions designed to delay and/or coordinate the timing and manner of sales by Optionee and other optionholders and (c) restrictions as to the use of a specified brokerage firm for such resales or other transfers.

5.      INCOME TAXES

        To the extent required by applicable federal, state, local or foreign law, the Optionee shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise by reason of an Option exercise or disposition of shares issued as a result of an Option exercise. The Company shall not be required to issue shares or to recognize disposition of such shares until such obligations are satisfied.

        The Option is intended to qualify as an incentive stock option under
        Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and will be interpreted accordingly. Section

        422 of the Code provides, among other things, that the Optionee shall not be taxed upon the exercise of a stock option that qualifies as an incentive stock option provided the Optionee does not dispose of the shares of Common Stock acquired upon exercise of such option until the later of two years after such option is granted to the Optionee and one year after such option is exercised. Notwithstanding anything to the contrary herein, Section 422 of the Code provides that incentive stock options (including, possibly, the Option) shall not be treated as incentive stock options if and to the extent that the aggregate fair market value of shares of Common Stock (determined as of the time of grant) with respect to which such incentive stock options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and its subsidiaries) exceeds $100,000, taking options into account in the order in which they were granted. Thus, if and to the extent that any shares of Common Stock issued under a portion of the Option exceeds the foregoing $100,000 limitation, such shares shall not be treated as issued under an incentive stock option pursuant to Section 422 of the Code.

6.      NON-TRANSFERABILITY OF OPTION

        Unless otherwise provided by the Administrator, the Optionee may not assign or transfer the Option to anyone other than by will or the laws of descent and distribution and the Option shall be exercisable only by the Optionee during his or her lifetime. The Company may cancel the Optionee's Option if the Optionee attempts to assign or transfer it in a manner inconsistent with this Section 6.

7.      THE PLAN AND OTHER AGREEMENTS

        The provisions of the Plan are incorporated into these Standard Terms and Conditions by this reference. In the event of a conflict between the terms and conditions of these Standard Terms and Conditions and the Plan, the Plan controls. Certain capitalized terms not otherwise defined herein are defined in the Plan.

        The Term Sheet, these Standard Terms and Conditions and the Plan constitute the entire understanding between the Optionee and the Company regarding the Option. Any prior agreements, commitments or negotiations concerning the Option are superseded.

8.      LIMITATION OF INTEREST IN SHARES SUBJECT TO OPTION

        Neither the Optionee (individually or as a member of a group) nor any beneficiary or other person claiming under or through the Optionee shall have any right, title, interest, or privilege in or to any shares of Common Stock allocated or reserved for the purpose of the Plan or subject to the Term Sheet or these Standard Terms and Conditions except as to such shares of Common Stock, if any, as shall have been issued to such person upon exercise of the Option or any part of it. Nothing in the Plan, in the Term Sheet, these Standard Terms and Conditions or any other instrument executed pursuant to the Plan shall confer upon the Optionee any right to continue in the Company's employ or service nor limit in any way the Company's right to terminate the Optionee's employment at any time for any reason.

9.      NO LIABILITY OF COMPANY

        The Company and any affiliate which is in existence or hereafter comes into existence shall not be liable to the Optionee or any other person as to: (a) the non-issuance or sale of shares of

        Common Stock as to which the Company has been unable to obtain from any regulatory body having jurisdiction the authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any shares hereunder; and (b) any tax consequence expected, but not realized, by the Optionee or other person due to the receipt, exercise or settlement of any Option granted hereunder.

10.     NOTICES

        All notices, requests, demands and other communications pursuant to these Standard Terms and Conditions shall be in writing and shall be deemed to have been duly given if personally delivered, telexed or telecopied to, or, if mailed, when received by, the other party at the following addresses (or at such other address as shall be given in writing by either party to the other):

        If to the Company to:

        The Advisory Board Company
        600 New Hampshire Avenue, N.W.
        Washington, D.C.  20037
        Attention:  Administrator of 2001 Stock-Based Incentive Compensation
                    Plan

        If to the Optionee, to the address set forth below the Optionee's signature on the Term Sheet.

11.     GENERAL

        In the event that any provision of these Standard Terms and Conditions is declared to be illegal, invalid or otherwise unenforceable by a court of competent jurisdiction, such provision shall be reformed, if possible, to the extent necessary to render it legal, valid and enforceable, or otherwise deleted, and the remainder of these Standard Terms and Conditions shall not be affected except to the extent necessary to reform or delete such illegal, invalid or unenforceable provision.

        The headings preceding the text of the sections hereof are inserted solely for convenience of reference, and shall not constitute a part of these Standard Terms and Conditions, nor shall they affect its meaning, construction or effect.

        These Standard Terms and Conditions shall inure to the benefit of and be binding upon the parties hereto and their respective permitted heirs, beneficiaries, successors and assigns.

12.     DEFINITIONS

        For purposes of this Agreement, the terms set forth below shall have the following meanings:

        A. "Cause" means the commission of an act of fraud or theft against the Company; conviction for any felony; conviction for any misdemeanor involving moral turpitude which might, in the Company's opinion, cause embarrassment to the Company; significant violation of any material Company policy; willful or repeated non-performance or substandard performance of material duties which is not cured within thirty (30) days after written notice thereof to the Optionee; or violation of any material

                District of Columbia, state or federal laws, rules or regulations in connection with or during performance of the Optionee's work which, if such violation is curable, is not cured within thirty (30) days after notice thereof to the Optionee.

        B.      "Change of Control" means any of the following:

                1. the "acquisition" by a "person" or "group" (as those terms are used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules promulgated thereunder), other than by Permitted Holders, of beneficial ownership (as defined in Exchange Act Rule 13d-3) directly or indirectly, of any securities of the Company or any successor of the Company immediately after which such person or group owns securities representing 50% or more of the combined voting power of the Company or any successor of the Company;

                2. approval by the stockholders of the Company of any merger, consolidation or reorganization involving the Company, unless either (A) the stockholders of the Company immediately before such merger, consolidation or reorganization own, directly or indirectly immediately following such merger, consolidation or reorganization, at least 60% of the combined voting power of the company(ies) resulting from such merger, consolidation or reorganization in substantially the same proportion as their ownership immediately before such merger, consolidation or reorganization, or (B) the stockholders of the Company immediately after such merger, consolidation or reorganization include Permitted Holders;

                3. approval by the stockholders of the Company of a transfer of 50% or more of the assets of the Company or a transfer of assets that during the current or either of the prior two fiscal years accounted for more than 50% of the Company's revenues or income, unless the person to which such transfer is made is either (A) a Subsidiary of the Company, (B) wholly owned by all of the stockholders of the Company, or (C) wholly owned by Permitted Holders; or

                4. approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

        C.      "Permitted Holders" means:

                1.      the Company,

                2.      any Subsidiary,

                3. any employee benefit plan of the Company or any Subsidiary, and

                4. any group which includes or any person who is wholly or partially owned by a majority of the individuals who immediately prior to such acquisition of securities or stockholder approval under Sections A(i), A(iii) or A(iv) are executive officers (as defined in Exchange Act Rule 3b-7) of the Company or any successor of the Company; provided that immediately prior to and for six months following such acquisition of securities or stockholder approval such executive officers of the Company are beneficial owners (as defined in




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

                        Exchange Act Rule 16a-1(a)(2)) of the common stock of the Company or any successor of the Company; and provided further that such executive officers' employment is not terminated by the Company or any successor of the Company (other than as a result of death or disability) during the six months following such acquisition of securities or stockholder approval. A Change of Control shall be deemed to have occurred on any date within six months following an acquisition of securities or stockholder approval under Sections A(i), A(iii) or A(iv) on which any of the conditions set forth in this clause (iv) cease to be satisfied.

        D. "Subsidiary" means any corporation in which the Company owns, directly or indirectly, stock possessing 50% or more of the total combined voting power of all classes of stock in such corporation.




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